Exhibit 10.3.1
AMENDMENT TO
CONSULTING AGREEMENT
          THIS AMENDMENT TO CONSULTING AGREEMENT (the “Amendment”) is made and entered into as of the 24th day of June, 2004, but is effective as of May 1, 2004, by and among INTERSTATE BAKERIES CORPORATION, INTERSTATE BRANDS CORPORATION AND INTERSTATE BRANDS WEST CORPORATION, each a Delaware corporation (collectively, the “Companies”), and CHARLES A. SULLIVAN, an individual (“Sullivan”).
          WHEREAS, the Companies and Sullivan entered into that certain Consulting Agreement (the “Agreement”), dated as of October 2, 2002, whereby Sullivan is providing consulting services to the Companies; and
          WHEREAS, the Companies and Sullivan now desire to amend the Agreement as provided below.
          NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the sufficiency of which is hereby agreed and acknowledged, the parties agree as follows:
     1. Subsection (b) of Section VII. Compensation is deleted in its entirety and replaced with the following language:
(b) from June 1, 2003 to April 30, 2004, fees equal to Thirty-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($33,333.33) per month and from May 1, 2004 to May 28, 2005 fees equal to Sixteen Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($16,666.67) per month, in each case to be paid on the first business day of each calendar month;
     2. Except as expressly modified by this Amendment, the Agreement remains in full force and effect in accordance with its terms.
          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

INTERSTATE BAKERIES CORPORATION
By:	/s/ James R. Elsesser
James R. Elsesser
Chairman of the Board and Chief Executive Officer

INTERSTATE BRANDS CORPORATION
By:	/s/ James R. Elsesser
James R. Elsesser
Chairman of the Board and Chief Executive Officer

/s/ Charles A. Sullivan
Charles A. Sullivan, an Individual